UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  April 17, 2013

City National Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-10521	95-2568550
(Commission File Number)	(IRS Employer Identification No.)

City National Plaza
555 S. Flower Street, Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (213) 673-7700

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                                                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 17, 2013, City National Corporation (the “Corporation”) held its annual meeting of stockholders at which the stockholders of the Corporation approved the material terms of the Corporation’s 2008 Omnibus Plan (the “2008 Omnibus Plan”), including an amendment to increase authorized shares.  The material terms of the 2008 Omnibus Plan, including the amendment thereto, are described under “Proposal 3: Approval of the Material Terms of the 2008 Omnibus Plan, Including an Amendment to Increase Authorized Shares” in the Corporation’s Definitive Proxy Statement on Schedule 14A which was filed with the Securities and Exchange Commission on March 5, 2013 (the “2013 Proxy Statement”), which description is incorporated into this item 5.02 by reference.  The description of the material terms of the 2008 Omnibus Plan is qualified in its entirety by reference to the actual terms of the 2008 Omnibus Plan attached as Appendix A to the 2013 Proxy Statement.

Item 5.07                                                                                           Submission of Matters to a Vote of Security Holders.

On April 17, 2013, the Corporation held its annual meeting of stockholders. The Corporation’s stockholders approved each of the four proposals detailed in the Corporation’s 2013 Proxy Statement.

Proposal 1

Seven board nominees for director were elected by a majority of votes cast for a term of one year or until their successors are duly elected and qualified.  The voting results are as follows:

Name	For	Against	Abstain	Broker Non-Vote

Kenneth L. Coleman	43,754,401	4,160,601	77,431	2,669,761
Bruce Rosenblum	43,758,150	4,151,096	83,187	2,669,761
Peter M. Thomas	47,270,844	613,018	108,571	2,669,761
Christopher Warmuth	45,342,562	2,570,382	79,489	2,669,761
Russell Goldsmith	46,898,468	1,011,360	82,605	2,669,761
Ronald L. Olson	37,512,717	10,404,126	75,590	2,669,761
Robert H. Tuttle	43,864,438	4,042,589	85,406	2,669,761

Proposal 2

The stockholders ratified the selection of KPMG as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The voting results are as follows:

For	Against	Abstain	Broker Non-Vote

50,388,501	190,788	82,905	—

Proposal 3

The stockholders approved the material terms of the 2008 Omnibus Plan, including an amendment to increase the number of authorized shares.  The voting results are as follows:

For	Against	Abstain	Broker Non-Vote

41,626,854	6,208,453	157,126	2,669,761

Proposal 4

The advisory vote on executive compensation received the vote of a majority of shares represented and entitled to vote at the meeting.  The voting results are as follows:

For	Against	Abstain	Broker Non-Vote

38,141,699	9,669,253	181,481	2,669,761

Item 9.01.                                              Financial Statements and Exhibits.

(d)                                      Exhibits.

10.1	City National Corporation 2008 Omnibus Plan, included as Appendix A to the proxy statement filed on March 5, 2013 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY NATIONAL CORPORATION

April 22, 2013	By:	/s/ Michael B. Cahill
Michael B. Cahill
Executive Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	City National Corporation 2008 Omnibus Plan, included as Appendix A to the proxy statement filed on March 5, 2013 and incorporated herein by reference.